INVESCO SPECIALTY FUNDS, INC.
                           INVESCO S&P 500 Index Fund

                            Supplement to Prospectus
                             dated December 1, 1997

The table of the above Fund's Prospectus entitled "How To Buy Shares" is amended to add the following sentence to the "Class II" portion of the Investment Minimum/With EasiVest or Direct Payroll Purchase section:

                  You must fulfill the minimum initial investment requirements ($5,000 for regular account; $2,000 for an IRA) before using one of these options.

The date of this Supplement is March 1, 1998.